Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
December 31, 2020

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	December 31,	September 30,	December 31,	Percent Changes vs.
	2020	2020	2019	3Q20	4Q19
Net interest income (2)	$830	$822	$786	1%	6%
FTE adjustment	(5)	(5)	(6)	—	17
Net interest income	825	817	780	1	6
Provision for credit losses	103	177	79	(42)	30
Noninterest income	409	430	372	(5)	10
Noninterest expense	756	712	701	6	8
Income before income taxes	375	358	372	5	1
Provision for income taxes	59	55	55	7	7
Net income	316	303	317	4	—
Dividends on preferred shares	35	28	19	25	84
Net income applicable to common shares	$281	$275	$298	2%	(6)%

Net income per common share - diluted	$0.27	$0.27	$0.28	—%	(4)%
Cash dividends declared per common share	0.15	0.15	0.15	—	—
Tangible book value per common share at end of period	8.51	8.43	8.25	1	3
Number of common shares repurchased	415	—	13,104	100	(97)
Average common shares - basic	1,017	1,017	1,029	—	(1)
Average common shares - diluted	1,036	1,031	1,047	—	(1)
Ending common shares outstanding	1,017	1,017	1,020	—	—
Return on average assets	1.04%	1.01%	1.15%
Return on average common shareholders’ equity	10.4	10.2	11.1
Return on average tangible common shareholders’ equity (1)	13.3	13.2	14.3
Net interest margin (2)	2.94	2.96	3.12
Efficiency ratio (3)	60.2	56.1	58.4
Effective tax rate	15.8	15.2	14.8
Average total assets	$120,995	$119,529	$108,713	1	11
Average earning assets	112,222	110,665	100,062	1	12
Average loans and leases	81,116	80,542	75,103	1	8
Average loans and leases - linked quarter annualized growth rate	2.9%	1.7%	—%
Average total deposits	$96,564	$95,049	$82,592	2	17
Average core deposits (4)	92,325	90,692	79,690	2	16
Average core deposits - linked quarter annualized growth rate	7.2%	8.2%	1.8%
Average shareholders’ equity	12,941	12,678	11,884	2	9
Average common total shareholders' equity	10,749	10,701	10,681	—	1
Average tangible common shareholders' equity	8,605	8,549	8,503	1	1
Total assets at end of period	123,038	120,116	109,002	2	13
Total shareholders’ equity at end of period	12,993	12,917	11,795	1	10

NCOs as a % of average loans and leases	0.55%	0.56%	0.39%
NAL ratio	0.65	0.70	0.62
NPA ratio (5)	0.69	0.74	0.66
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	2.22	2.21	1.04
Common equity tier 1 risk-based capital ratio (6)	10.00	9.89	9.88
Tangible common equity / tangible asset ratio (7)	7.16	7.27	7.88
See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated
Annual Key Statistics
(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in millions, except per share data)	2020	2019	Amount	Percent
Net interest income (2)	$3,245	$3,239	$6	—%
FTE adjustment	(21)	(26)	5	19
Net interest income	3,224	3,213	11	—
Provision for credit losses	1,048	287	761	265
Noninterest income	1,591	1,454	137	9
Noninterest expense	2,795	2,721	74	3
Income before income taxes	972	1,659	(687)	(41)
Provision for income taxes	155	248	(93)	(38)
Net Income	817	1,411	(594)	(42)
Dividends on preferred shares	100	74	26	35
Net income applicable to common shares	$717	$1,337	$(620)	(46)%

Net income per common share - diluted	$0.69	$1.27	$(0.58)	(46)%
Cash dividends declared per common share	0.60	0.58	0.02	3

Average common shares - basic	1,017	1,039	(22)	(2)
Average common shares - diluted	1,033	1,056	(23)	(2)

Return on average assets	0.70%	1.31%
Return on average common shareholders’ equity	6.8	12.9
Return on average tangible common shareholders’ equity (1)	8.9	16.9
Net interest margin (2)	2.99	3.26
Efficiency ratio (3)	56.9	56.6
Effective tax rate	15.9	15.0

Average total assets	$117,232	$107,971	$9,261	9
Average earning assets	108,443	99,541	8,902	9
Average loans and leases	79,395	74,978	4,417	6
Average total deposits	91,913	82,332	9,581	12
Average core deposits (4)	87,876	79,197	8,679	11
Average shareholders’ equity	12,303	11,560	743	6
Average common total shareholders' equity	10,619	10,357	262	3
Average tangible common shareholders' equity	8,462	8,164	298	4

NCOs as a % of average loans and leases	0.57%	0.35%
NAL ratio	0.65	0.62
NPA ratio (5)	0.69	0.66
See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes
(1)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)December 31, 2020, figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	December 31,	December 31,
(dollar amounts in millions)	2020	2019	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,319	$1,045	26%
Interest-bearing deposits in Federal Reserve Bank	5,276	125	4,121
Interest-bearing deposits in banks	117	102	15
Trading account securities	62	99	(37)
Available-for-sale securities	16,485	14,149	17
Held-to-maturity securities	8,861	9,070	(2)
Other securities	418	441	(5)
Loans held for sale	1,275	877	45
Loans and leases (1)	81,608	75,404	8
Allowance for loan and lease losses	(1,814)	(783)	(132)
Net loans and leases	79,794	74,621	7
Bank owned life insurance	2,577	2,542	1
Premises and equipment	757	763	(1)
Goodwill	1,990	1,990	—
Service rights and other intangible assets	428	475	(10)
Other assets	3,679	2,703	36
Total assets	$123,038	$109,002	13%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$98,948	$82,347	20%
Short-term borrowings	183	2,606	(93)
Long-term debt	8,352	9,849	(15)
Other liabilities	2,562	2,405	7
Total liabilities	110,045	97,207	13

Shareholders' equity
Preferred stock	2,191	1,203	82
Common stock	10	10	—
Capital surplus	8,781	8,806	—
Less treasury shares, at cost	(59)	(56)	(5)
Accumulated other comprehensive gain (loss)	192	(256)	175
Retained earnings (deficit)	1,878	2,088	(10)
Total shareholders’ equity	12,993	11,795	10
Total liabilities and shareholders’ equity	$123,038	$109,002	13%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares outstanding	1,017,196,776	1,020,003,482
Treasury shares outstanding	5,062,054	4,537,605
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	750,500	740,500
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2020		2020		2020		2020		2019
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$35,373	43%	$34,895	43%	$34,879	44%	$32,959	42%	$30,664	41%
Commercial real estate:
Construction	1,035	1	1,154	1	1,200	1	1,180	2	1,123	1
Commercial	6,164	8	6,055	7	5,979	7	5,793	7	5,551	7
Commercial real estate	7,199	9	7,209	8	7,179	8	6,973	9	6,674	8
Total commercial	42,572	52	42,104	51	42,058	52	39,932	51	37,338	49
Consumer:
Automobile	12,778	16	12,925	17	12,678	16	12,907	17	12,797	17
Home equity	8,894	11	8,904	11	8,866	11	9,010	11	9,093	12
Residential mortgage	12,141	15	12,031	15	11,621	15	11,398	15	11,376	15
RV and marine	4,190	5	4,146	5	3,843	5	3,643	5	3,563	5
Other consumer	1,033	1	1,046	1	1,073	1	1,145	1	1,237	2
Total consumer	39,036	48	39,052	49	38,081	48	38,103	49	38,066	51
Total loans and leases	$81,608	100%	$81,156	100%	$80,139	100%	$78,035	100%	$75,404	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2020		2020		2020		2020		2019
Ending Balances by Business Segment:
Consumer and Business Banking	$27,230	33%	$27,517	34%	$27,173	34%	$21,544	28%	$21,716	29%
Commercial Banking	27,374	34	26,847	33	26,916	34	29,421	38	27,050	36
Vehicle Finance	20,027	25	19,891	25	19,345	24	20,552	26	20,190	27
RBHPCG	6,809	8	6,682	8	6,576	8	6,457	8	6,366	8
Treasury / Other	168	—	219	—	129	—	61	—	82	—
Total loans and leases	$81,608	100%	$81,156	100%	$80,139	100%	$78,035	100%	$75,404	100%

Average Balances by Business Segment:
Consumer and Business Banking	$27,483	34%	$27,315	34%	$25,379	32%	$21,593	29%	$21,845	30%
Commercial Banking	26,727	33	26,809	34	28,173	35	27,238	36	26,993	36
Vehicle Finance	19,977	25	19,651	24	19,822	25	20,307	27	19,852	26
RBHPCG	6,751	8	6,630	8	6,498	8	6,415	8	6,314	8
Treasury / Other	178	—	137	—	327	—	143	—	99	—
Total loans and leases	$81,116	100%	$80,542	100%	$80,199	100%	$75,696	100%	$75,103	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2020		2020		2020		2020		2019
Ending Balances by Type:
Demand deposits - noninterest-bearing	$28,553	29%	$27,466	29%	$27,574	29%	$21,039	24%	$20,247	25%
Demand deposits - interest-bearing	26,757	27	24,242	25	22,961	25	23,115	27	20,583	25
Money market deposits	26,248	27	26,230	28	25,312	27	25,068	29	24,726	30
Savings and other domestic deposits	11,722	12	11,268	12	11,034	12	9,845	11	9,549	12
Core certificates of deposit (1)	1,425	1	1,586	2	2,478	3	3,599	4	4,356	5
Total core deposits	94,705	96	90,792	96	89,359	96	82,666	95	79,461	97
Other domestic deposits of $250,000 or more	131	—	156	—	209	—	276	—	313	—
Brokered deposits and negotiable CDs	4,112	4	4,206	4	4,123	4	3,888	5	2,573	3
Total deposits	$98,948	100%	$95,154	100%	$93,691	100%	$86,830	100%	$82,347	100%
Total core deposits:
Commercial	$44,698	47%	$43,018	47%	$41,630	47%	$38,064	46%	$34,957	44%
Consumer	50,007	53	47,774	53	47,729	53	44,602	54	44,504	56
Total core deposits	$94,705	100%	$90,792	100%	$89,359	100%	$82,666	100%	$79,461	100%
Ending Balances by Business Segment:
Consumer and Business Banking	$60,910	61%	$59,302	62%	$59,202	63%	$51,898	60%	$51,675	63%
Commercial Banking	24,766	25	23,599	25	22,041	24	23,530	27	20,762	25
Vehicle Finance	722	1	777	1	824	1	525	1	376	—
RBHPCG	7,635	8	6,623	7	6,834	7	6,265	7	6,370	8
Treasury / Other (2)	4,915	5	4,853	5	4,790	5	4,612	5	3,164	4
Total deposits	$98,948	100%	$95,154	100%	$93,691	100%	$86,830	100%	$82,347	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2020		2020		2020		2020		2019
Average Balances by Business Segment:
Consumer and Business Banking	$60,163	62%	$59,460	63%	$56,858	61%	$51,296	62%	$52,059	63%
Commercial Banking	24,051	25	23,285	24	24,414	26	21,525	26	20,974	25
Vehicle Finance	760	1	839	1	646	1	366	—	347	—
RBHPCG	6,850	7	6,605	7	6,565	7	6,100	7	6,113	7
Treasury / Other (2)	4,740	5	4,860	5	4,739	5	3,446	5	3,099	5
Total deposits	$96,564	100%	$95,049	100%	$93,222	100%	$82,733	100%	$82,592	100%
(1)Includes consumer certificates of deposit of $250,000 or more.
(2)Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2020	2020	2020	2020	2019	3Q20	4Q19
Assets
Interest-bearing deposits in Federal Reserve Bank	$5,507	$5,857	$3,413	$680	$672	(6)%	719%
Interest-bearing deposits in banks	205	177	169	150	176	16	16
Securities:
Trading account securities	53	49	39	95	109	8	(51)
Available-for-sale securities:
Taxable	12,048	10,670	11,179	11,671	11,221	13	7
Tax-exempt	2,710	2,749	2,728	2,753	2,791	(1)	(3)
Total available-for-sale securities	14,758	13,419	13,907	14,424	14,012	10	5
Held-to-maturity securities - taxable	8,844	8,932	9,798	9,428	8,592	(1)	3
Other securities	420	430	474	445	448	(2)	(6)
Total securities	24,075	22,830	24,218	24,392	23,161	5	4
Loans held for sale	1,319	1,259	1,039	865	950	5	39
Loans and leases: (2)
Commercial:
Commercial and industrial	34,850	34,669	35,284	30,849	30,373	1	15
Commercial real estate:
Construction	1,085	1,175	1,201	1,165	1,181	(8)	(8)
Commercial	6,092	6,045	5,885	5,566	5,625	1	8
Commercial real estate	7,177	7,220	7,086	6,731	6,806	(1)	5
Total commercial	42,027	41,889	42,370	37,580	37,179	—	13
Consumer:
Automobile	12,857	12,889	12,681	12,924	12,607	—	2
Home equity	8,919	8,878	8,897	9,026	9,192	—	(3)
Residential mortgage	12,100	11,817	11,463	11,391	11,330	2	7
RV and marine	4,181	4,020	3,706	3,590	3,564	4	17
Other consumer	1,032	1,049	1,082	1,185	1,231	(2)	(16)
Total consumer	39,089	38,653	37,829	38,116	37,924	1	3
Total loans and leases	81,116	80,542	80,199	75,696	75,103	1	8
Allowance for loan and lease losses	(1,804)	(1,720)	(1,557)	(1,239)	(787)	(5)	(129)
Net loans and leases	79,312	78,822	78,642	74,457	74,316	1	7
Total earning assets	112,222	110,665	109,038	101,783	100,062	1	12
Cash and due from banks	1,113	1,173	1,299	914	864	(5)	29
Intangible assets	2,185	2,195	2,206	2,217	2,228	—	(2)
All other assets	7,279	7,216	7,205	6,472	6,346	1	15
Total assets	$120,995	$119,529	$118,191	$110,147	$108,713	1%	11%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$25,094	$23,865	$23,878	$21,202	$20,140	5%	25%
Money market deposits	26,144	26,200	25,728	24,697	24,560	—	6
Savings and other domestic deposits	11,468	11,157	10,609	9,632	9,552	3	20
Core certificates of deposit (3)	1,479	2,035	3,003	3,943	4,795	(27)	(69)
Other domestic deposits of $250,000 or more	139	175	230	321	313	(21)	(56)
Brokered deposits and negotiable CDs	4,100	4,182	4,114	2,884	2,589	(2)	58
Total interest-bearing deposits	68,424	67,614	67,562	62,679	61,949	1	10
Short-term borrowings	239	162	826	3,383	1,965	48	(88)
Long-term debt	8,799	9,318	9,802	10,076	9,886	(6)	(11)
Total interest-bearing liabilities	77,462	77,094	78,190	76,138	73,800	—	5
Demand deposits - noninterest-bearing	28,140	27,435	25,660	20,054	20,643	3	36
All other liabilities	2,452	2,322	2,396	2,319	2,386	6	3
Shareholders’ equity	12,941	12,678	11,945	11,636	11,884	2	9
Total liabilities and shareholders’ equity	$120,995	$119,529	$118,191	$110,147	$108,713	1%	11%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2020	2020	2020	2020	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	$2	$1	$1	$2	$3
Interest-bearing deposits in banks	—	—	—	1	1
Securities:
Trading account securities	1	—	—	1	1
Available-for-sale securities:
Taxable	46	50	65	76	73
Tax-exempt	17	18	19	23	24
Total available-for-sale securities	63	68	84	99	97
Held-to-maturity securities - taxable	47	52	58	59	54
Other securities	2	1	1	2	3
Total securities	113	121	143	161	155
Loans held for sale	9	9	9	7	8
Loans and leases:
Commercial:
Commercial and industrial	324	325	323	318	335
Commercial real estate:
Construction	9	10	11	14	15
Commercial	41	41	43	56	63
Commercial real estate	50	51	54	70	78
Total commercial	374	376	377	388	413
Consumer:
Automobile	125	128	121	130	131
Home equity	85	84	82	107	117
Residential mortgage	99	101	101	105	105
RV and marine	47	47	43	44	45
Other consumer	29	30	30	36	39
Total consumer	385	390	377	422	437
Total loans and leases	759	766	754	810	850
Total earning assets	$883	$897	$907	$981	$1,017

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$2	$3	$4	$23	$32
Money market deposits	7	18	25	50	61
Savings and other domestic deposits	1	2	3	4	5
Core certificates of deposit (3)	2	6	11	19	25
Other domestic deposits of $250,000 or more	1	—	1	1	3
Brokered deposits and negotiable CDs	2	2	3	8	10
Total interest-bearing deposits	15	31	47	105	136
Short-term borrowings	—	—	1	12	8
Long-term debt	38	44	62	68	87
Total interest bearing liabilities	53	75	110	185	231
Net interest income	$830	$822	$797	$796	$786
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	December 31,	September 30,	June 30,	March 31,	December 31,
Fully-taxable equivalent basis (1)	2020	2020	2020	2020	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	0.10%	0.10%	0.10%	1.08%	1.66%
Interest-bearing deposits in banks	0.12	0.13	0.33	1.52	1.81
Securities:
Trading account securities	3.65	3.18	1.99	3.21	2.45
Available-for-sale securities:
Taxable	1.53	1.89	2.30	2.62	2.63
Tax-exempt	2.59	2.71	2.75	3.30	3.43
Total available-for-sale securities	1.72	2.06	2.39	2.75	2.79
Held-to-maturity securities - taxable	2.11	2.28	2.39	2.50	2.50
Other securities	1.85	1.23	0.57	2.07	2.57
Total securities	1.87	2.13	2.35	2.64	2.68
Loans held for sale	2.96	2.82	3.22	3.39	3.40
Loans and leases: (3)
Commercial:
Commercial and industrial	3.64	3.67	3.62	4.12	4.31
Commercial real estate:
Construction	3.36	3.40	3.66	4.75	5.07
Commercial	2.62	2.63	2.94	4.00	4.36
Commercial real estate	2.73	2.75	3.06	4.13	4.48
Total commercial	3.48	3.52	3.53	4.12	4.34
Consumer:
Automobile	3.88	3.93	3.84	4.05	4.15
Home equity	3.76	3.79	3.73	4.75	5.03
Residential mortgage	3.27	3.41	3.51	3.70	3.73
RV and marine	4.53	4.60	4.71	4.91	4.96
Other consumer	11.12	11.23	11.10	12.39	12.71
Total consumer	3.93	4.00	4.00	4.45	4.59
Total loans and leases	3.70	3.75	3.75	4.29	4.47
Total earning assets	3.13	3.22	3.35	3.88	4.03
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.04	0.05	0.07	0.43	0.63
Money market deposits	0.10	0.28	0.40	0.81	0.99
Savings and other domestic deposits	0.05	0.06	0.10	0.17	0.20
Core certificates of deposit (4)	0.56	1.03	1.55	1.91	2.09
Other domestic deposits of $250,000 or more	0.51	0.92	1.25	1.56	1.70
Brokered deposits and negotiable CDs	0.19	0.19	0.18	1.22	1.67
Total interest-bearing deposits	0.08	0.18	0.28	0.68	0.87
Short-term borrowings	0.26	0.30	0.47	1.46	1.66
Long-term debt	1.72	1.87	2.58	2.70	3.50
Total interest-bearing liabilities	0.27	0.39	0.57	0.98	1.24
Net interest rate spread	2.86	2.83	2.78	2.90	2.79
Impact of noninterest-bearing funds on margin	0.08	0.13	0.16	0.24	0.33
Net interest margin	2.94%	2.96%	2.94%	3.14%	3.12%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2020	2020	2020	2020	2019
Fully-taxable equivalent basis (1)	Fourth	Third	Second	First	Fourth
Commercial loans (2)(3)	2.92%	3.01%	3.17%	4.08%	4.36%
Impact of commercial loan derivatives	0.56	0.51	0.36	0.04	(0.02)
Total commercial - as reported	3.48%	3.52%	3.53%	4.12%	4.34%
Average 1 Month LIBOR	0.15%	0.16%	0.36%	1.41%	1.79%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes nonaccrual loans.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Interest income	$878	$892	$902	$975	$1,011
Interest expense	53	75	110	185	231
Net interest income	825	817	792	790	780
Provision for credit losses	103	177	327	441	79
Net interest income after provision for credit losses	722	640	465	349	701
Mortgage banking income	90	122	96	58	58
Service charges on deposit accounts	78	76	60	87	95
Card and payment processing income	65	66	59	58	64
Trust and investment management services	49	48	45	47	47
Capital markets fees	34	27	31	33	31
Insurance income	25	24	25	23	24
Bank owned life insurance income	14	17	17	16	17
Gain on sale of loans	13	13	8	8	16
Net (losses) gains on sales of securities	—	—	(1)	—	(22)
Other noninterest income	41	37	51	31	42
Total noninterest income	409	430	391	361	372
Personnel costs	426	453	418	395	426
Outside data processing and other services	111	98	90	85	89
Equipment	49	44	46	41	42
Net occupancy	39	40	39	40	41
Professional services	21	12	11	11	14
Amortization of intangibles	10	10	10	11	12
Marketing	15	9	5	9	9
Deposit and other insurance expense	8	6	9	9	10
Other noninterest expense	77	40	47	51	58
Total noninterest expense	756	712	675	652	701
Income before income taxes	375	358	181	58	372
Provision for income taxes	59	55	31	10	55
Net income	316	303	150	48	317
Dividends on preferred shares	35	28	19	18	19
Net income applicable to common shares	$281	$275	$131	$30	$298

Average common shares - basic	1,017	1,017	1,016	1,018	1,029
Average common shares - diluted	1,036	1,031	1,029	1,035	1,047

Per common share
Net income - basic	$0.28	$0.27	$0.13	$0.03	$0.29
Net income - diluted	0.27	0.27	0.13	0.03	0.28
Cash dividends declared	0.15	0.15	0.15	0.15	0.15

Revenue - fully-taxable equivalent (FTE)
Net interest income	$825	$817	$792	$790	$780
FTE adjustment	5	5	5	6	6
Net interest income (1)	830	822	797	796	786
Noninterest income	409	430	391	361	372
Total revenue (1)	$1,239	$1,252	$1,188	$1,157	$1,158
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2020	2020	2020	2020	2019	3Q20	4Q19
Net origination and secondary marketing income	$92	$118	$91	$45	$43	(22)%	114%
Net mortgage servicing income
Loan servicing income	16	15	14	16	15	7	7
Amortization of capitalized servicing	(17)	(15)	(12)	(9)	(13)	(13)	(31)
Operating income	(1)	—	2	7	2	(100)	(150)
MSR valuation adjustment (1)	4	3	(6)	(53)	25	33	(84)
Gains (losses) due to MSR hedging	(9)	(1)	6	57	(14)	(800)	36
Net MSR risk management	(5)	2	—	4	11	(350)	(145)
Total net mortgage servicing income	$(6)	$2	$2	$11	$13	(400)%	(146)%
All other	4	2	3	2	2	100	100
Mortgage banking income	$90	$122	$96	$58	$58	(26)%	55%

Mortgage origination volume	$3,741	$3,811	$3,802	$2,136	$2,490	(2)%	50%
Mortgage origination volume for sale	2,444	2,568	2,421	1,409	1,518	(5)	61

Third party mortgage loans serviced (2)	23,471	23,334	23,184	22,775	22,425	1	5
Mortgage servicing rights (2)	210	191	172	165	212	10	(1)
MSR % of investor servicing portfolio (2)	0.89%	0.82%	0.74%	0.72%	0.95%	9%	(6)%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2020	2020	2020	2020	2019
Allowance for loan and lease losses, beginning of period	$1,796	$1,702	$1,504	$783	$783
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	—	—	391	—
Loan and lease losses	(140)	(141)	(123)	(136)	(93)
Recoveries of loans previously charged off	28	28	16	19	20
Net loan and lease losses	(112)	(113)	(107)	(117)	(73)
Provision for loan and lease losses	130	207	305	447	74
Allowance of assets sold or transferred to loans held for sale	—	—	—	—	(1)
Allowance for loan and lease losses, end of period	1,814	1,796	1,702	1,504	783
Allowance for unfunded loan commitments and letters of credit, beginning of period	82	119	99	104	101
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	—	—	2	—
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(27)	(30)	22	(6)	5
Unfunded commitment losses	(3)	(7)	(2)	(1)	(2)
Allowance for unfunded loan commitments and letters of credit, end of period	52	82	119	99	104
Total allowance for credit losses, end of period	$1,866	$1,878	$1,821	$1,603	$887
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.22%	2.21%	2.12%	1.93%	1.04%
Nonaccrual loans and leases (NALs)	341	316	263	270	167
Nonperforming assets (NPAs)	323	298	239	257	157
Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.29%	2.31%	2.27%	2.05%	1.18%
Nonaccrual loans and leases (NALs)	351	330	281	287	190
Nonperforming assets (NPAs)	331	311	255	273	178

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2020	2020	2020	2020	2019
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$58	$77	$80	$84	$36
Commercial real estate:
Construction	—	(1)	1	—	—
Commercial	32	13	(1)	(1)	—
Commercial real estate	32	12	—	(1)	—
Total commercial	90	89	80	83	36
Consumer:
Automobile	6	10	10	7	9
Home equity	1	—	—	5	1
Residential mortgage	1	1	—	1	1
RV and marine	2	4	4	2	4
Other consumer	12	9	13	19	22
Total consumer	22	24	27	34	37
Total net charge-offs	$112	$113	$107	$117	$73

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.67%	0.90%	0.90%	1.09%	0.47%
Commercial real estate:
Construction	(0.04)	(0.25)	(0.01)	0.08	(0.03)
Commercial	2.14	0.80	(0.03)	(0.06)	0.01
Commercial real estate	1.81	0.63	(0.03)	(0.03)	—
Total commercial	0.86	0.85	0.75	0.89	0.38
Consumer:
Automobile	0.21	0.31	0.31	0.22	0.30
Home equity	0.01	(0.02)	0.08	0.19	0.02
Residential mortgage	0.05	0.03	0.02	0.02	0.04
RV and marine	0.21	0.38	0.37	0.27	0.39
Other consumer	4.35	3.55	4.80	6.45	7.26
Total consumer	0.22	0.24	0.30	0.35	0.39
Net charge-offs as a % of average loans	0.55%	0.56%	0.54%	0.62%	0.39%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)(1)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2020	2020	2020	2020	2019
Nonaccrual loans and leases (NALs):
Commercial and industrial	$353	$388	$485	$396	$323
Commercial real estate	15	16	28	30	10
Automobile	4	5	8	6	4
Home equity	70	71	59	58	59
Residential mortgage	88	88	66	66	71
RV and marine	2	1	2	2	1
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	532	569	648	558	468
Other real estate, net:
Residential	4	4	5	8	9
Commercial	—	1	2	2	2
Total other real estate, net	4	5	7	10	11
Other NPAs (2)	27	28	58	18	19
Total nonperforming assets	$563	$602	$713	$586	$498

Nonaccrual loans and leases as a % of total loans and leases	0.65%	0.70%	0.81%	0.72%	0.62%
NPA ratio (3)	0.69	0.74	0.89	0.75	0.66
(NPA+90days)/(Loan+OREO) (4)	0.90	0.96	1.13	0.96	0.89

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2020	2020	2020	2020	2019
Nonperforming assets, beginning of period	$602	$713	$586	$498	$482
New nonperforming assets	248	190	279	274	175
Returns to accruing status	(108)	(47)	(25)	(18)	(20)
Loan and lease losses	(73)	(102)	(61)	(91)	(48)
Payments	(82)	(77)	(63)	(70)	(63)
Sales	(24)	(75)	(3)	(7)	(28)
Nonperforming assets, end of period	$563	$602	$713	$586	$498
(1)Generally excludes loans that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(2)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2020	2020	2020	2020	2019
Accruing loans and leases past due 90+ days:
Commercial and industrial	$10	$10	$13	$10	$11
Commercial real estate	—	—	—	—	—
Automobile	9	8	8	8	8
Home equity	14	11	10	12	14
Residential mortgage (excluding loans guaranteed by the U.S. Government)	30	18	17	21	20
RV and marine	3	2	2	2	2
Other consumer	3	2	3	4	7
Total, excl. loans guaranteed by the U.S. Government	69	51	53	57	62
Add: loans guaranteed by U.S. Government	102	124	141	110	109
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$171	$175	$194	$167	$171

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.08%	0.06%	0.07%	0.07%	0.08%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.13	0.15	0.18	0.14	0.14
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.21	0.22	0.24	0.21	0.23

Accruing troubled debt restructured loans:
Commercial and industrial	$193	$189	$192	$219	$213
Commercial real estate	33	34	35	37	37
Automobile	50	53	52	42	40
Home equity	187	199	209	219	226
Residential mortgage	248	256	229	227	223
RV and marine	6	6	6	3	3
Other consumer	9	10	10	11	11
Total accruing troubled debt restructured loans	$726	$747	$733	$758	$753

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$95	$146	$169	$119	$109
Commercial real estate	3	3	3	4	6
Automobile	2	2	2	2	2
Home equity	30	29	26	25	26
Residential mortgage	51	48	43	42	42
RV and marine	1	1	1	2	1
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$182	$229	$244	$194	$186

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2020	2020	2020	2020	2019
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$12,992	$12,917	$12,314	$11,769	$11,795
Regulatory capital adjustments:
CECL transitional amount (2)	453	456	442	386	—
Shareholders’ preferred equity	(2,196)	(2,195)	(1,701)	(1,207)	(1,207)
Accumulated other comprehensive income offset	(192)	(257)	(290)	(227)	256
Goodwill and other intangibles, net of related taxes	(2,107)	(2,118)	(2,129)	(2,141)	(2,153)
Deferred tax assets that arise from tax loss and credit carryforwards	(63)	(59)	(40)	(42)	(44)
Common equity tier 1 capital	8,887	8,744	8,596	8,538	8,647
Additional tier 1 capital
Shareholders’ preferred equity	2,196	2,195	1,701	1,207	1,207
Other	—	—	—	1	—
Tier 1 capital	11,083	10,939	10,297	9,746	9,854
Long-term debt and other tier 2 qualifying instruments	660	677	697	619	672
Qualifying allowance for loan and lease losses	1,113	1,107	1,093	1,127	887
Tier 2 capital	1,773	1,784	1,790	1,746	1,559
Total risk-based capital	$12,856	$12,723	$12,087	$11,492	$11,413
Risk-weighted assets (RWA)(1)	$88,878	$88,417	$87,323	$90,193	$87,512
Common equity tier 1 risk-based capital ratio (1)	10.00%	9.89%	9.84%	9.47%	9.88%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.32	9.31	8.86	9.01	9.26
Tier 1 risk-based capital ratio (1)	12.47	12.37	11.79	10.81	11.26
Total risk-based capital ratio (1)	14.46	14.39	13.84	12.74	13.04
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	9.74	9.70	9.69	9.32	9.62
(1)December 31, 2020, figures are estimated.
(2)The CECL transitional amount includes the impact of Huntington's adoption of the new CECL accounting standard on January 1, 2020 and 25 percent of the increase in reserves from January 1, 2020 through December 31, 2020.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Dividends, per share
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15
Common shares outstanding (in millions)
Average - basic	1,017	1,017	1,016	1,018	1,029
Average - diluted	1,036	1,031	1,029	1,035	1,047
Ending	1,017	1,017	1,017	1,014	1,020
Tangible book value per common share (1)	$8.51	$8.43	$8.32	$8.28	$8.25
Common share repurchases (in millions)
Number of shares repurchased	—	—	—	7	13
Non-regulatory capital

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2020	2020	2020	2020	2019
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$12,992	$12,917	$12,314	$11,769	$11,795
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(191)	(201)	(211)	(222)	(232)
Add: related deferred tax liability (1)	40	42	44	47	49
Total tangible equity	10,851	10,768	10,157	9,604	9,622
Less: preferred equity	(2,192)	(2,192)	(1,697)	(1,203)	(1,203)
Total tangible common equity	$8,659	$8,576	$8,460	$8,401	$8,419
Total assets	$123,038	$120,116	$118,425	$113,897	$109,002
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(191)	(201)	(211)	(222)	(232)
Add: related deferred tax liability (1)	40	42	44	47	49
Total tangible assets	$120,897	$117,967	$116,268	$111,732	$106,829
Tangible equity / tangible asset ratio	8.98%	9.13%	8.74%	8.60%	9.01%
Tangible common equity / tangible asset ratio	7.16	7.27	7.28	7.52	7.88
Other data:
Number of employees (Average full-time equivalent)	15,477	15,680	15,703	15,386	15,495
Number of domestic full-service branches (2)	839	839	839	839	868
ATM Count	1,322	1,330	1,344	1,434	1,448
(1)Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances (1)
		Change from 2019			Change from 2018
(dollar amounts in millions)	2020	Amount	Percent	2019	Amount	Percent	2018
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	$3,874	$3,322	602%	$552	$430	352%	$122
Interest-bearing deposits in banks	176	34	24	142	54	61	88
Securities:
Trading account securities	59	(77)	(57)	136	40	42	96
Available-for-sale securities:
Taxable	11,392	498	5	10,894	194	2	10,700
Tax-exempt	2,735	(172)	(6)	2,907	(556)	(16)	3,463
Total available-for-sale securities	14,127	326	2	13,801	(362)	(3)	14,163
Held-to-maturity securities - taxable	9,248	603	7	8,645	2	—	8,643
Other securities	443	(28)	(6)	471	(113)	(19)	584
Total securities	23,877	824	4	23,053	(433)	(2)	23,486
Loans held for sale	1,121	305	37	816	181	29	635
Loans and leases:(3)
Commercial:
Commercial and industrial	33,917	3,368	11	30,549	1,662	6	28,887
Commercial real estate:
Construction	1,156	(15)	(1)	1,171	25	2	1,146
Commercial	5,898	196	3	5,702	(347)	(6)	6,049
Commercial real estate	7,054	181	3	6,873	(322)	(4)	7,195
Total commercial	40,971	3,549	9	37,422	1,340	4	36,082
Consumer:
Automobile	12,838	495	4	12,343	51	—	12,292
Home equity	8,930	(486)	(5)	9,416	(499)	(5)	9,915
Residential mortgage	11,694	607	5	11,087	1,180	12	9,907
RV and marine	3,876	425	12	3,451	604	21	2,847
Other consumer	1,086	(173)	(14)	1,259	56	5	1,203
Total consumer	38,424	868	2	37,556	1,392	4	36,164
Total loans and leases	79,395	4,417	6	74,978	2,732	4	72,246
Allowance for loan and lease losses	(1,581)	(795)	(101)	(786)	(39)	(5)	(747)
Net loans and leases	77,814	3,622	5	74,192	2,693	4	71,499
Total earning assets	108,443	8,902	9	99,541	2,964	3	96,577
Cash and due from banks	1,124	282	33	842	(342)	(29)	1,184
Intangible assets	2,201	(45)	(2)	2,246	(65)	(3)	2,311
All other assets	7,045	917	15	6,128	471	8	5,657
Total assets	$117,232	$9,261	9%	$107,971	$2,989	3%	$104,982
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$23,514	$3,656	18%	$19,858	$563	3%	$19,295
Money market deposits	25,695	1,923	8	23,772	2,326	11	21,446
Savings and other domestic deposits	10,720	804	8	9,916	(1,167)	(11)	11,083
Core certificates of deposit (4)	2,610	(2,980)	(53)	5,590	1,402	33	4,188
Other domestic deposits of $250,000 or more	216	(103)	(32)	319	39	14	280
Brokered deposits and negotiable CDs	3,822	1,006	36	2,816	(687)	(20)	3,503
Total interest-bearing deposits	66,577	4,306	7	62,271	2,476	4	59,795
Short-term borrowings	1,147	(1,297)	(53)	2,444	(304)	(11)	2,748
Long-term debt	9,496	164	2	9,332	340	4	8,992
Total interest-bearing liabilities	77,220	3,173	4	74,047	2,512	4	71,535
Demand deposits - noninterest-bearing	25,336	5,275	26	20,061	(330)	(2)	20,391
All other liabilities	2,373	70	3	2,303	306	15	1,997
Shareholders’ equity	12,303	743	6	11,560	501	5	11,059
Total liabilities and shareholders’ equity	$117,232	$9,261	9%	$107,971	$2,989	3%	$104,982
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.
(3)Includes nonaccrual loans.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Annual Interest Income / Expense
(dollar amounts in millions)	2020	2019	2018
Assets
Interest-bearing deposits in Federal Reserve Bank (3)	$6	$12	$3
Interest-bearing deposits in banks	1	3	2
Securities:
Trading account securities	2	3	1
Available-for-sale securities:
Taxable	237	295	280
Tax-exempt	77	105	122
Total available-for-sale securities	314	400	402
Held-to-maturity securities - taxable	216	218	211
Other securities	6	16	25
Total securities	538	637	639
Loans held for sale	34	31	26
Loans and leases:
Commercial:
Commercial and industrial	1,290	1,441	1,337
Commercial real estate:
Construction	44	64	60
Commercial	181	273	283
Commercial real estate	225	337	343
Total commercial	1,515	1,778	1,680
Consumer:
Automobile	504	500	456
Home equity	358	508	512
Residential mortgage	406	422	371
RV and marine	181	171	145
Other consumer	125	165	145
Total consumer	1,574	1,766	1,629
Total loans and leases	3,089	3,544	3,309
Total earning assets	$3,668	$4,227	$3,979
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$32	$116	$78
Money market deposits	100	260	148
Savings and other domestic deposits	10	22	24
Core certificates of deposit	38	119	72
Other domestic deposits of $250,000 or more	3	7	3
Brokered deposits and negotiable CDs	15	61	66
Total interest-bearing deposits	198	585	391
Short-term borrowings	13	54	48
Long-term debt	212	349	321
Total interest-bearing liabilities	423	988	760
Net interest income	$3,245	$3,239	$3,219
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018 and associated interest income was not material.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Yield
(Unaudited)

	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2020	2019	2018
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	0.15%	2.12%	2.33%
Interest-bearing deposits in banks	0.47	2.01	1.97
Securities:
Trading account securities	3.10	2.17	0.80
Available-for-sale securities:
Taxable	2.08	2.71	2.61
Tax-exempt	2.84	3.61	3.53
Total available-for-sale securities	2.23	2.90	2.84
Held-to-maturity securities - taxable	2.33	2.52	2.44
Other securities	1.41	3.47	4.34
Total securities	2.25	2.76	2.72
Loans held for sale	3.06	3.76	4.15
Loans and leases: (4)
Commercial:
Commercial and industrial	3.80	4.72	4.63
Commercial real estate:
Construction	3.84	5.51	5.26
Commercial	3.07	4.79	4.67
Commercial real estate	3.19	4.91	4.77
Total commercial	3.70	4.75	4.66
Consumer:
Automobile	3.93	4.05	3.71
Home equity	4.01	5.40	5.16
Residential mortgage	3.47	3.81	3.74
RV and marine	4.68	4.95	5.09
Other consumer	11.48	13.11	12.04
Total consumer	4.10	4.70	4.50
Total loans and leases	3.89	4.73	4.58
Total earning assets	3.38	4.25	4.12
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.14%	0.58%	0.40%
Money market deposits	0.39	1.09	0.69
Savings and other domestic deposits	0.09	0.22	0.22
Core certificates of deposit (5)	1.44	2.13	1.72
Other domestic deposits of $250,000 or more	1.18	1.82	1.25
Brokered deposits and negotiable CDs	0.38	2.18	1.88
Total interest-bearing deposits	0.30	0.94	0.65
Short-term borrowings	1.18	2.23	1.74
Long-term debt	2.24	3.74	3.57
Total interest bearing liabilities	0.55	1.34	1.06
Demand deposits - noninterest-bearing	—	—	—
Net interest rate spread	2.83	2.91	3.06
Impact of noninterest-bearing funds on margin	0.16	0.35	0.27
Net interest margin	2.99%	3.26%	3.33%

Commercial Loan Derivative Impact
(Unaudited)
	Annual Average Rates
Fully-taxable equivalent basis(1)	2020	2019	2018
Commercial loans (3)(4)	3.32%	4.72%	4.59%
Impact of commercial loan derivatives	0.38	0.03	0.07
Total commercial - as reported	3.70%	4.75%	4.66%

Average 1 Month LIBOR	0.52%	2.22%	2.02%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.
(3)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(4)Includes the impact of nonacrrual loans.
(5)Includes consumer certificates of deposits of $250,000 or more.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions, except per share data)		Change			Change
	2020	Amount	Percent	2019	Amount	Percent	2018
Interest income	$3,647	$(554)	(13)%	$4,201	$252	6%	$3,949
Interest expense	423	(565)	(57)	988	228	30	760
Net interest income	3,224	11	—	3,213	24	1	3,189
Provision for credit losses	1,048	761	265	287	52	22	235
Net interest income after provision for credit losses	2,176	(750)	(26)	2,926	(28)	(1)	2,954
Mortgage banking income	366	199	119	167	59	55	108
Service charges on deposit accounts	301	(71)	(19)	372	8	2	364
Card and payment processing income	248	2	1	246	22	10	224
Trust and investment management services	189	11	6	178	7	4	171
Capital markets fees	125	2	2	123	15	14	108
Insurance income	97	9	10	88	6	7	82
Bank owned life insurance income	64	(2)	(3)	66	(1)	(1)	67
Gain on sale of loans	42	(13)	(24)	55	—	—	55
Net (losses) gains on sales of securities	(1)	23	96	(24)	(3)	(14)	(21)
Other noninterest income	160	(23)	(13)	183	20	12	163
Total noninterest income	1,591	137	9	1,454	133	10	1,321
Personnel costs	1,692	38	2	1,654	95	6	1,559
Outside data processing and other services	384	38	11	346	52	18	294
Equipment	180	17	(1)	163	(1)	(1)	164
Net occupancy	158	(1)	(1)	159	(25)	(14)	184
Professional services	55	1	2	54	(6)	(10)	60
Amortization of intangibles	41	(8)	(8)	49	(4)	(8)	53
Marketing	38	1	3	37	(16)	(30)	53
Deposit and other insurance expense	32	(2)	(46)	34	(29)	(46)	63
Other noninterest expense	215	(10)	(4)	225	8	4	217
Total noninterest expense	2,795	74	3	2,721	74	3	2,647
Income before income taxes	972	(687)	(41)	1,659	31	2	1,628
Provision for income taxes	155	(93)	(38)	248	13	6	235
Net income	817	(594)	(42)	1,411	18	1	1,393
Dividends on preferred shares	100	26	35	74	4	6	70
Net income applicable to common shares	$717	$(620)	(46)%	$1,337	$14	1%	$1,323
Average common shares - basic	1,017	(22)	(2)%	1,039	(43)	(4)%	1,082
Average common shares - diluted	1,033	(23)	(2)	1,056	(50)	(5)	1,106
Per common share
Net income - basic	$0.71	$(0.58)	(45)	$1.29	$0.07	6	$1.22
Net income - diluted	0.69	(0.58)	(46)	1.27	0.07	6	1.20
Cash dividends declared	0.60	0.02	3	0.58	0.08	16	0.50
Revenue - fully taxable equivalent (FTE)
Net interest income	$3,224	$11	—	$3,213	$24	1	$3,189
FTE adjustment (1)	21	(5)	(19)	26	(4)	(13)	30
Net interest income	3,245	6	—	3,239	20	1	3,219
Noninterest income	1,591	137	9	1,454	133	10	1,321
Total revenue (1)	$4,836	$143	3%	$4,693	$153	3%	$4,540
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Annual Mortgage Banking Income
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2020	2019	2018	2017	2016
Net origination and secondary marketing income	$346	$132	$79	$95	$100
Net mortgage servicing income
Loan servicing income	61	59	56	52	46
Amortization of capitalized servicing	(53)	(45)	(33)	(29)	(28)
Operating income	8	14	23	23	18
MSR valuation adjustment (1)	(52)	(15)	7	1	1
Gains (losses) due to MSR hedging	53	29	(8)	—	(1)
Net MSR risk management	1	14	(1)	1	—
Total net mortgage servicing income	$9	$28	$22	$24	$18
All other	11	7	7	12	10
Mortgage banking income	$366	$167	$108	$131	$128

Mortgage origination volume	$13,489	$7,744	$6,996	$6,634	$5,822
Mortgage origination volume for sale	8,842	4,938	4,061	3,912	3,822

Third party mortgage loans serviced (2)	23,471	22,425	21,068	19,989	18,852
Mortgage servicing rights (2)	210	212	221	202	186
MSR % of investor servicing portfolio	0.89%	0.95%	1.05%	1.01%	0.99%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2020	2019	2018	2017	2016
Allowance for loan and lease losses, beginning of period	$783	$772	$691	$638	$598
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	391
Loan and lease losses	(540)	(362)	(268)	(252)	(227)
Recoveries of loans previously charged off	91	97	123	93	118
Net loan and lease losses	(449)	(265)	(145)	(159)	(109)
Provision for loan and lease losses	1,089	277	226	212	169
Allowance of assets sold or transferred to loans held for sale	—	(1)	—	—	(20)
Allowance for loan and lease losses, end of period	1,814	783	772	691	638
Allowance for unfunded loan commitments and letters of credit, beginning of period	104	96	87	98	72
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	2
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(41)	10	9	(11)	22
Fair value of acquired AULC			—	—	4
Unfunded commitment losses	(13)	(2)
Allowance for unfunded loan commitments and letters of credit, end of period	52	106	96	87	98
Total allowance for credit losses	$1,866	$889	$868	$778	$736
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.22%	1.04%	1.03%	0.99%	0.95%
Nonaccrual loans and leases (NALs)	341	167	228	198	151
Nonperforming assets (NPAs)	323	157	200	178	133
Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.29%	1.18%	1.16%	1.11%	1.10%
Nonaccrual loans and leases (NALs)	351	190	256	223	174
Nonperforming assets (NPAs)	331	178	225	200	153

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2020	2019	2018	2017	2016
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$299	$128	$32	$42	$45
Commercial real estate:
Construction	—	(2)	(1)	(5)	(2)
Commercial	43	(1)	(17)	(6)	(24)
Commercial real estate	43	(3)	(18)	(11)	(26)
Total commercial	342	125	14	31	19
Consumer:
Automobile	33	32	34	42	32
Home equity	6	8	6	5	9
Residential mortgage	3	6	6	6	6
RV and marine	12	11	9	10	2
Other consumer	53	83	76	65	41
Total consumer	107	140	131	128	90
Total net charge-offs	$449	$265	$145	$159	$109

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.88%	0.42%	0.11%	0.15%	0.19%
Commercial real estate:
Construction	(0.05)	(0.15)	(0.13)	(0.36)	(0.19)
Commercial	0.74	(0.02)	(0.26)	(0.10)	(0.49)
Commercial real estate	0.61	(0.04)	(0.24)	(0.15)	(0.44)
Total commercial	0.84	0.33	0.04	0.09	0.06
Consumer:
Automobile	0.26	0.26	0.27	0.36	0.30
Home equity	0.07	0.08	0.06	0.05	0.10
Residential mortgage	0.03	0.06	0.06	0.08	0.09
RV and marine	0.31	0.31	0.32	0.48	0.33
Other consumer	4.84	6.62	6.27	6.36	5.53
Total consumer	0.28	0.37	0.36	0.39	0.32
Net charge-offs as a % of average loans	0.57%	0.35%	0.20%	0.23%	0.19%

Huntington Bancshares Incorporated
Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,
(dollar amounts in millions)	2020	2019	2018	2017	2016
Nonaccrual loans and leases (NALs):
Commercial and industrial	$353	$323	$188	$161	$234
Commercial real estate	15	10	15	29	20
Automobile	4	4	5	6	6
Home equity	70	59	62	68	72
Residential mortgage	88	71	69	84	91
RV and marine	2	1	1	1	—
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	532	468	340	349	423
Other real estate, net:
Residential	4	9	19	24	31
Commercial	—	2	4	9	20
Total other real estate, net	4	11	23	33	51
Other NPAs (1)	27	19	24	7	7
Total nonperforming assets (3)	$563	$498	$387	$389	$481

Nonaccrual loans and leases as a % of total loans and leases	0.65%	0.62%	0.45%	0.50%	0.63%
NPA ratio (2)	0.69	0.66	0.52	0.55	0.72

	December 31,
(dollar amounts in millions)	2020	2019	2018	2017	2016
Nonperforming assets, beginning of period	$498	$387	$389	$481	$399
New nonperforming assets	991	675	477	415	633
Returns to accruing status	(198)	(93)	(93)	(118)	(127)
Loan and lease losses	(327)	(194)	(114)	(95)	(135)
Payments	(292)	(188)	(245)	(252)	(210)
Sales and held-for-sale transfers	(109)	(89)	(27)	(42)	(79)
Nonperforming assets, end of period (2)	$563	$498	$387	$389	$481

(1)Other nonperforming assets at December 31, 2019 and 2018 include certain nonaccrual loans held-for-sale. Amounts prior to December 31, 2018 includes certain impaired securities.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)Nonaccruing troubled debt restructured loans are included in the nonperforming assets balance.

Huntington Bancshares Incorporated
Annual Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	December 31,
(dollar amounts in millions)	2020	2019	2018	2017	2016
Accruing loans and leases past due 90+ days:
Commercial and industrial	$10	$11	$7	$9	$18
Commercial real estate	—	—	—	3	17
Automobile	9	8	8	7	10
Home equity	14	14	17	18	12
Residential mortgage (excluding loans guaranteed by the U.S. Government)	30	20	32	21	15
RV and marine	3	2	1	1	1
Other consumer	3	7	6	5	4
Total, excl. loans guaranteed by the U.S. Government	69	62	71	64	77
Add: loans guaranteed by U.S. Government	102	109	99	51	52
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$171	$171	$170	$115	$129
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.08%	0.08%	0.09%	0.09%	0.12%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.13	0.14	0.13	0.07	0.08
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.21	0.23	0.23	0.16	0.19
Accruing troubled debt restructured loans:
Commercial and industrial	$193	$213	$269	$300	$210
Commercial real estate	33	37	54	78	77
Automobile	50	40	35	30	26
Home equity	187	226	252	265	270
Residential mortgage	248	223	218	224	243
RV and marine	6	3	2	1	—
Other consumer	9	11	9	8	4
Total accruing troubled debt restructured loans	$726	$753	$839	$906	$830
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$95	$109	$97	$82	$107
Commercial real estate	3	6	6	15	5
Automobile	2	2	3	4	5
Home equity	30	26	28	28	28
Residential mortgage	51	42	44	55	59
RV and marine	1	1	—	—	—
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$182	$186	$178	$184	$204